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                                                        EXHIBIT 23(a)




                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
The Toro Company:


We consent to the use of our reports incorporated herein by reference.




                                                    /s/ KPMG Peat Marwick LLP

                                                      KPMG Peat Marwick LLP



Minneapolis, Minnesota
May 23, 1995